Exhibit 2.1

INCORPORATED IN THE PROVINCE OF BRITISH COLUMBIA

NUMBER

GC941043

Anglo-Canadian Uranium Corp.

SHARES

************0************

This Certifies That

**** SPECIMEN ****

Is The Registered Holder Of

**** ZERO ****

ISIN: CA03512N1042
CUSIP: 03512N 10 4

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE

In the Capital of the above named Company subject to the Articles of the Company transferable on the books of the Company by the registered holder in person or by Attorney duly authorised in writing upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company.

President & Director

Director

DATED: OCTOBER 27, 2006

COUNTERSIGNED AND REGISTERED
CIBC MELLON TRUST COMPANY
TRANSFER AGENT AND REGISTRAR

VANCOUVER

BY:____________________
Authorized Signature

The shares represented by this Certificate are transferable at the office of CIBC Mellon Trust Company, Vancouver, British Columbia.

SECURITY INSTRUCTIONS ON REVERSE VOIR LES INSTRUCTIONS DE SECURITÉ AU VERSO

For value received, the undersigned hereby sell(s), assign(s) and transfer(s) unto

__________________________________________________________________________
(Print name(s) to whom the securities are being transferred and the address for the register

__________________________________________________________________________

____________________________________________________________________ shares
(number of shares if blank, deemed to be all)

of the Company represented by this certificate, and hereby irrevocably constitutes and appoints CIBC Mellon Trust Company the attorney of the undersigned to transfer the said securities with full power of substitution in this matter:

Dated _____________________________
Signature Guarantee(s)*
(the transfer cannot be processed without	Transferor(s) Signature(s)*
acceptable guarantees of all signatures)

* For transfers signed by the registered holder(s), their signature(s) must correspond with the name(s) on the certificate in every particular, without any changes.

In addition, every signature must be Signature Guaranteed by a Canadian Schedule 1 chartered bank, a major trust company in Canada, or a member of one of the recognized medallion programs – Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program )SEMP), or New York Stock Exchange, Inc. Medallion Signature Program (MSP).

SECURIITY INSTRUCTIONS – INSTRUCTIONS DE SECURITE

THIS IS WATERMARKED PAPER, DO NOT ACEPT WITHOUT NOTING

WATERMARK.  HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANE, NE PAS ACEPTER SANS VERIFEIER LA PRESENCE

DU FILIGRANE.  POUR CE FAIRE PLACER A LA LUMIERE.